AMERICAN AADVANTAGE SELECT FUNDS

Supplement Dated October 1, 2003 to the Prospectus Dated March 1, 2003

Under Opening an Account on page 14, the following is hereby added as the second paragraph:

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. The Funds are required by law to reject your new account application if the required identifying information is not provided.

The first paragraph under General Policies on page 16 is hereby replaced with the following:

     If a shareholder's account balance in either Fund falls below $2 million, the shareholder may be asked to increase the balance. If the account balance remains below $2 million after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder.

     The Funds reserve the right to:

     - liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds are unable to verify the shareholder's identity within three business days of account opening, and
     - reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.